Exhibit 10.9




CONFIDENTIAL INFORMATION INDICATED BY XS HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                        GUARANTY REIMBURSEMENT AGREEMENT
                        --------------------------------


     THIS AGREEMENT, dated this 30th day of April, 1996 by IVC INDUSTRIES, INC., a Delaware corporation ("IVC"), INTERNATIONAL VITAMIN OVERSEAS SALES CORP., a New Jersey corporation ("IVOSC"), and HALL LABORATORIES, LTD., a corporation organized under the laws of British Columbia ("Hall (Canada)", and collectively with IVC and IVOSC, the "Obligors"), in favor of XXXXXXXXXXXXXXXXXXXXXX, a New Jersey corporation ("xxxxx").

                              Preliminary Statement
                              ---------------------

          1. IVC is this day entering into a credit agreement dated the date hereof (which will be called herein the "Credit Agreement") among itself, the Banks party thereto (the "Banks") and The Chase Manhattan Bank (National Association), as Agent (the "Agent").

          2.        IVOSC and Hall (Canada) are subsidiaries of IVC.

          3. In order to induce the Banks and the Agent to enter into the Credit Agreement, xxxxx this day executing and delivering (i) a guaranty in favor of the Banks and the Agent of all of the obligations of IVC under the Facility B Notes (as such term is defined in the Credit Agreement) being executed and delivered by IVC under the Credit Agreement (which guaranty will be called herein the "xxxxx Guaranty"), and (ii) a Subordination and Intercreditor Agreement among itself, the Obligors and the Agent (the "Subordination and Intercreditor Agreement").

          4. It is a condition precedent to the execution and delivery by xxxxx of the xxxxx Guaranty and the Subordination and Intercreditor Agreement that the Obligors enter into this Agreement in favor of xxxxx.


     NOW, THEREFORE, for ten dollars and other good and valuable consideration, and in order to induce xxxxx to execute and deliver the xxxxx Guaranty and the Subordination and Intercreditor Agreement, the Obligors hereby agree as follows.

          1.   Reimbursement Obligation.  The Obligors hereby jointly and
               ------------------------
severally agree to pay to xxxxx, upon demand but subject to Section 6 hereof, any and all amounts that shall hereafter be paid by xxxxx to the Banks and the Agent under (x) the xxxxx Guaranty or (y) the Subordination and Intercreditor Agreement, together with (z) interest on such amounts at the Default Rate applicable to Facility A under the Closing Date Credit Agreement (as the term























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"Closing Date Credit Agreement" is defined in the xxxxx Guaranty) from the date so paid by xxxxx until such amounts are reimbursed to xxxxx hereunder.

          2.   Obligations Absolute.  The obligations of the Obligors under this
               --------------------
Agreement shall be absolute and unconditional under any and all circumstances and irrespective of the existence of any claim, counterclaim, setoff, defense or other right which the Obligors (or any of them) may have at any time against xxxx, the Agent or any Bank relating to the transaction contemplated by the xxxx Guaranty, the Credit Agreement, the Other Facility Documents (as defined in the Credit Agreement) or otherwise.

          3.   Payments.  All payments required to be made under this Agreement
               --------
shall be paid in United States dollars at the office of xxxxx at xxxxxxxxxxxxxxxxxxxx, xxxxxx, xxx xxxxxx xxxxxxxxxx.

          4.   Collection Costs.  In addition to all other amounts required to
               ----------------
be paid by the Obligors under this Agreement, the Obligors shall jointly and severally pay to xxxxx all reasonable costs (including, without limitation, the reasonable fees and disbursements of counsel for xxxxx) incurred by xxxxx in enforcing this Agreement.

          5.   Security Agreements.  To secure its obligations under this
               -------------------
Agreement, each Obligor is this day executing and delivering in favor of xxxxx a security agreement (each, an "Obligor Security Agreement") and IVC is executing and delivering in favor of xxxxx a trademark collateral agreement (the "IVC Trademark Assignment").

          6.   Subordination and Intercreditor Agreement.  Notwithstanding
               -----------------------------------------
anything to the contrary contained in this Agreement or any Obligor Security Agreement or the IVC Trademark Assignment, this Agreement and the Obligor Security Agreements and the Trademark Collateral Assignment, are subject to the terms of the Subordination and Intercreditor Agreement, which defines (as between xxxxx, on the one hand, and the Banks and the Agent, on the other hand) the relative rights and priorities of xxxxx, the Banks and the Agent in respect of the obligations of the Obligors to them (respectively) and the collateral therefor.

          7.   Right of Inspection.  For so long as the xxxxx Guaranty or the
               -------------------
reimbursement obligation of the Obligors in respect thereof is outstanding, the Obligors shall, at any reasonable time and from time to time, permit xxxxx (i) to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Obligors, all at the cost of the Obligors, except that the Obligors shall not be obligated to bear the cost of more than two such inspections in any 12-month period at their Oregon and British Columbia facilities; and (ii) to discuss the affairs, finances and accounts of the Obligors with any of their respective officers and directors and IVC's independent accountants, provided however that in the case of any such meeting with such accountants, such meeting shall be scheduled through IVC and IVC is permitted to be present.

























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







          8.   Notices.  Any notice, consent or other communication herein
               -------
required or permitted to be given shall be in writing and may be personally served or sent by courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, or three days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below, or, as to each party, at such other address as may be designated by such party in a written notice to the other parties:

          If to xxxxx:
          -----------

               xxxxxxxxxxxxxxx
               xxxxxxxxxxxxxxxxxxxx
               xxxxxxxxxxxxxxxxxxxxx
               Attention: xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

          With a simultaneous copy to:
          ---------------------------

               xxxxxxxxxxxxxxxxxxxxx
               xxxxxxxxxxxxxxxxxxxx
               xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
               Attention: xxxxxxxxxxxxxxxxxxx

          If to any Obligor:
          -----------------

               c/o IVC Industries, Inc.
               500 Halls Mill Road
               Freehold, NJ 07728
               Attention: Mr. I. Alan Hirschfeld

          With a simultaneous copy to:

               IVC Industries, Inc.
               500 Halls Mill Road
               Freehold, NJ 07728
               Attention: Mr. E. Joseph Edell

          9.   Writing Required.  None of the provisions of this Agreement may
               ----------------
be changed or waived orally or by any course of dealing, but only by an instrument in writing signed by the party to be charged therewith.

          10.  Complete Agreement.  This Agreement and the other written
               ------------------
agreements referred to herein set forth in full the agreement and understanding of the parties hereto with



























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






respect to the subject matter hereof and thereof, and they supersede and replace any and all prior or contemporaneous understandings and agreements, whether written or oral.







































































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






          IN WITNESS WHEREOF, this Agreement has been executed by the Obligors as of the day and year first above written.

                                   IVC INDUSTRIES, INC.

                                   By:/s/ I. Alan Hirschfeld
                                      ----------------------------------
                                      Name: ___________________
                                      Title:_____________________


                                   INTERNATIONAL VITAMIN OVERSEAS SALES CORP.


                                   By:/s/ Arthur S. Edell
                                      -------------------------------------
                                      Name: ___________________
                                      Title:_____________________


                                   HALL LABORATORIES, LTD.


                                   By:/s/ Andrew M. Pinkowski
                                      -----------------------------
                                      Name: ___________________
                                      Title:_____________________



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